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                                                                    Exhibit 10.4

                         REGISTRATION RIGHTS AGREEMENT


         1.  CERTAIN DEFINITIONS.
         As used in this Exhibit E, the following terms shall have the following respective meanings:

         "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor federal statue, and the rules and regulations of the Commission issued under such act, as they may, from time to time, be in effect.

         "REGISTRATION STATEMENT" means a registration statement filed by SEPRACOR with the Commission for a public offering and sale of securities of SEPRACOR (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         2.  INCIDENTAL REGISTRATION.

                  (a) Whenever SEPRACOR proposes to file a Registration Statement covering shares to be sold for the account of SEPRACOR, it will, prior to such filing, give written notice to UNIVERSITY of its intention to do so; PROVIDED, that no such notice need be given if no Shares are to be included therein as a result of a determination of the managing underwriter pursuant to paragraph 2(b) below. Upon the written request of UNIVERSITY given within 10 days after SEPRACOR provides such notice, SEPRACOR shall use its best efforts to cause all Shares which SEPRACOR has been requested by UNIVERSITY to register to be registered under the Securities Act to the extent necessary to permit their sale, provided that SPONSOR shall have the right to postpone or withdraw any registration without obligation to UNIVERSITY.

                  (b) The right of UNIVERSITY to include its Shares in such registration pursuant to this Section shall be conditioned upon UNIVERSITY's participation in the underwriting on the terms set forth herein. UNIVERSITY shall (together with SEPRACOR, and any officers or directors of SEPRACOR distributing their securities through such underwriting) enter into an underwriting agreement in customary form

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with the underwriter or underwriters selected for the underwriting by
SEPRACOR. Notwithstanding any other provision of this Section if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the managing underwriter may limit the number of Shares to be included in the registration and underwriting, the securities so included to be apportioned among the holders of SEPRACOR securities seeking to register their shares, pro rata according to the number of such securities held by each such holder.

                  (c) Notwithstanding the foregoing, SEPRACOR shall not be required to include any Shares in a Registration Statement if such Shares can then be sold pursuant to Rule 144 under the Securities Act.

         3. EXPENSES. SEPRACOR will pay all expenses for all registrations under this Agreement, except that SEPRACOR shall not be responsible for underwriting discounts and selling commissions incurred in connection with the sale of Shares and the fees and expenses of UNIVERSITY's own counsel.

         4. INDEMNIFICATION. In the event any Shares are included in a registration statement under this Agreement:

                  (a) To the extent permitted by law, SEPRACOR will indemnify and hold harmless the UNIVERSITY, and each of the UNIVERSITY's officers, directors, employees and affiliates, any underwriter (as defined in the Securities Act) for the UNIVERSITY and each Person, if any, who controls the UNIVERSITY or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, liabilities, or expenses (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a Violation (as hereinafter defined), PROVIDED, HOWEVER, that SEPRACOR will not be required to indemnify any of the foregoing Persons on account of any losses, claims, damages or liabilities arising from a Violation if and to the extent that such Violation was made in a preliminary prospectus and was corrected in a subsequent prospectus that was required by law to be delivered to the Person making the claim with respect to which indemnification is sought hereunder (and such subsequent prospectus was made available by SEPRACOR to permit delivery of such prospectus in a timely manner), and such subsequent prospectus was not so delivered to such Person; and SEPRACOR will pay to each such indemnified party, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this
Section 4(a) shall not apply to any such loss, claim, damage, liability or action if settlement thereof is effected without the consent of SEPRACOR (which consent shall not be unreasonably withheld), nor shall SEPRACOR be liable in any such case to a particular indemnified party for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of such indemnified party.

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                  (b) To the extent permitted by law, the UNIVERSITY will
indemnify and hold harmless SEPRACOR, each of its directors, officers, each of its employees, each Person, if any, who controls SEPRACOR within the meaning of the Securities Act, any underwriter, against any losses, claims, damages, liabilities, or expenses (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of the UNIVERSITY expressly for use in connection with such registration; and the UNIVERSITY will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this Section 4(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 4(b) shall not apply to any such loss, claim, damage, liability or action if settlement thereof is effected without the consent of the UNIVERSITY, which consent shall not be unreasonably withheld; and PROVIDED FURTHER, that, in no event shall the liability of the UNIVERSITY under this Section 4(b) exceed the net proceeds from the offering received by the UNIVERSITY.

                  (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 4 except if, and only to the extent that, the indemnifying party is actually prejudiced thereby; and such failure to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.

                  (d) The obligations of SEPRACOR and the UNIVERSITY under this Section 4 shall survive the completion of any offering of the Shares in a registration statement under this Agreement and otherwise.

                  (e) The indemnity agreements contained herein shall be in addition to

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any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

                  (f) In the event that the indemnity provided in Section 4(a) or 4(b) is by the terms of such Section applicable to a loss, claim, damage, liability, or expense, but such indemnity is for any reason unenforceable by the indemnified party, then the party that , under such Section would have been the indemnifying party (for the purposes of this subsection, the "indenmifying party") shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (g) "Violation" means any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement under this Agreement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents filed under state securities or "blue sky" laws in connection therewith, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by SEPRACOR of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

         5. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the University the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit the University to sell securities of SEPRACOR to the public without registration or pursuant to a registration

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on Form S-3, SEPRACOR agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration statement filed by SEPRACOR for the offering of its securities to the general public;

                  (b) file with the Commission in a timely manner all reports and other documents required of SEPRACOR under the Securities Act and the Exchange Act; and

                  (d) furnish to the UNIVERSITY, so long as the UNIVERSITY owns any Shares, forthwith upon request (i) a written statement by SEPRACOR that it has complied with the reporting requirements of Rule 144 under the Securities Act, the Securities Act and the Exchange Act, and (ii) a copy of the most recent annual or quarterly report of SEPRACOR and such other reports and documents so filed by SEPRACOR which are made public.

         6.  MISCELLANEOUS.

                  (a) UNIVERSITY shall treat as confidential any notice from SEPRACOR regarding plans to file a Registration Statement and shall not disclose such information to any person other than as necessary to exercise its rights hereunder.

                  (b) SEPRACOR shall not be required to include any Shares in a Registration Statement unless UNIVERSITY furnishes to SEPRACOR in writing such information regarding UNIVERSITY as SEPRACOR may reasonably request in writing in connection with the Registration Statement or as shall be required in connection therewith by the Commission or any state securities law authorities.


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